Exhibit 10.36

NORTH CAROLINA

NASH COUNTY

AMENDMENT TO INDUCEMENT AGREEMENT

AMENDMENT TO INDUCEMENT AGREEMENT dated as of March 1, 2010 (the “Amendment”), by and among THE CAROLINAS GATEWAY PARTNERSHIP, INC., a North Carolina non-profit corporation (the “Partnership”); NASH COUNTY, a body politic of the State of North Carolina (the “County”); the CITY OF ROCKY MOUNT, NORTH CAROLINA, a North Carolina municipal corporation (the “City”); NASH COUNTY BUSINESS DEVELOPMENT AUTHORITY, a North Carolina non-profit corporation (the “Authority”); and THE CHEESECAKE FACTORY BAKERY INCORPORATED, a California corporation (the “Company”).

WITNESSETH

WHEREAS, the Partnership, the County, the City, the Authority and the Company entered into the Inducement Agreement, effective as of the 27th day of July 2005 (the “Agreement”) under which the Partnership and the County, identified in the Agreement as the Inducing Parties, and the City and the Authority committed to provide certain cash and other incentives to the Company in consideration of which the Company agreed to acquire the Facility as defined in the Agreement and establish and maintain therein a manufacturing and distribution facility, and make new capital expenditures for the acquisition, expansion, improvement, upfitting and equipping of the Facility totaling an aggregate of at least $12,000,000 by December 31, 2008 and at least $17,000,000 by December 31, 2012 (referred to in the Agreement as “Targeted Expenditures”) and to employ 300 permanent full-time employees by December 31,

2010 and 500 permanent full-time employees by December 31, 2012, all as further described in the Agreement;

WHEREAS, the Company has accepted the conveyance of the Shell Building No. IV and related land, built out and equipped the Facility as a commercial bakery and warehousing and distribution facility, satisfied the Targeted Expenditures and employed 252 full-time employees in the Facility as of the date first above written;

WHEREAS, the long, deep and persistent recession adversely affecting regional, national and global economies has adversely impacted the pace at which the Company has been, and for the foreseeable future will be, able to open new restaurants or grow its other lines of business as previously forecasted and will prevent the Company from being able to employ 300 persons in permanent full-time jobs by December 31, 2010 or 500 persons in permanent full-time jobs by December 31, 2012; and

WHEREAS, as a consequence of the severally adverse financial conditions, the Company has requested the Inducing Parties, the City and the Authority to agree to amend the Agreement in the respects set out below.

NOW, THEREFORE, THE PARTIES HERETO DO HEREBY AGREE AS FOLLOWS:

1.             Defined terms used herein shall have the meanings given to them in the Agreement.

2.             The unnumbered paragraph following Paragraph 1c. of the Agreement shall be and hereby is amended and restated in its entirety as follows:

In addition to the Initial County Cash Inducement, the County shall pay the Company an annual cash inducement of $10,000 for four (4) years on July 1 in each year beginning July 1, 2006 and continuing through July 1, 2009 (the “Annual County Cash Inducements”); provided, however, that the County shall have no obligation to pay any Annual County Cash Inducement on any payment date if the Company has not satisfied all of its obligations to be performed hereunder as of such date. If the Company shall not have satisfied its obligations hereunder as of any payment date but shall satisfy all obligations of the Company to have been satisfied as of a subsequent payment date, all unpaid Annual County Cash Inducements which would have been paid as of such date shall be paid. No Annual County Cash Inducement shall be paid after July 1, 2009.

3.     Paragraph 2 of the Agreement shall be and hereby is amended and restated in its entirety as follows:

From the date of this Agreement through December 31, 2014 (the “Certification Period”), Company shall establish and at all times maintain a manufacturing/distribution operation in the Facility, and Company shall make new capital expenditures for the acquisition, expansion, improvement, upfitting and equipping of the Facility totaling an aggregate of at least $12,000,000.00 by December 31, 2008 and of at least $22,500,000 by December 31, 2012 (the “Target Expenditures”). Target Expenditures shall include only those capital expenditures made at the Facility by Company. Also, by December 31, 2012, the Company will employ and maintain in employment at least 300 permanent full-time employees not less than 40% of whom shall be paid an average wage that equals or exceeds the hereinafter defined Specified Average Wage, and by the end of the Certification Period on December 31, 2014, Company will employ and maintain in employment at least 500 such permanent full-time employees not less than 40% of whom shall be paid an average wage that equals or exceeds the hereinafter defined Specified Average Wage (the “Target Employment”). Target Employment shall include only those jobs created by Company which arise from or relate to the manufacturing/distribution operations in the Facility. Further, Company shall endeavor to offer at least twenty-five percent (25%) of the newly-created jobs to persons, who, to the best of Company’s ability to determine within the constraints of laws, qualify as low or moderate income persons or to females, minorities or other legally protected class members, as those terms were previously defined. For purposes of this agreement, “capital expenditures” shall be such expenditures as are treated as capital expenditures according to generally accepted accounting principles and which shall be subject to ad valorem taxes by the County; “permanent full-time employees” shall mean permanent full-time employees at the Facility for the manufacturing/distribution operation; “Specified Average Wage” shall mean the average weekly wage for covered employees as defined by the Employment Security Commission in Nash County, North Carolina (or its successor) based on the latest available annualized data for employees in the Company’s NAICS classification; “Facility” shall mean the Facility described on Exhibit A or any replacement facilities in Nash County, North Carolina approved by the Inducing Parties; and the “average weekly wage” for the Company’s employees shall be derived from adding all wages, salaries and benefits of all hourly and salaried employees, and dividing that number by total employment, with the salary, wages and benefits for each employee to include basic hourly wage or salary, plus overtime pay, benefits and bonuses.

4.     Paragraph 3 of the Agreement shall be and hereby is amended and restated in its entirety as follows:

Company shall furnish to the Partnership and County on January 31, 2009, a written certification as to Company’s actual capital expenditures made through December 31, 2008, in whole or in part on the Facility. If Company shall fail to meet the incremental goals for Target Expenditures as of December 31, 2008, Company shall pay the Inducing Parties the sum of $250,000.00 (the “Interim Expenditures Repayment Amount”). Company shall furnish to the Partnership and County on January 31, 2013, a written certification as to Company’s actual employment through December 31, 2012, in whole or in part on the Facility. If Company shall fail to meet the incremental goals for Target Employment as of December 31, 2012, Company shall pay the Inducing Parties the sum of $250,000.00 (the “Interim Employment Repayment Amount”).

To determine whether Company has satisfied its full obligations hereunder, Company shall furnish to the Partnership and County on January 31, 2015, a written certification as to Company’s actual capital expenditures during the Certification Period made in whole or in part on the Facility, and as to Company’s maximum employment figure of permanent, full-time employees arising from or related to its manufacturing/distribution operations in the Facility at the Specified Average Wage, all as set forth herein. In addition, Company shall further certify to the Partnership and County that it has continuously operated a manufacturing/distribution business in the Facility at all times since initiation of operations in the Facility following the execution and delivery hereof. Company shall not be required to certify to the Partnership or County actual capital expenditures or employment figures above Target Expenditures or Target Employment. If at the conclusion of the Certification Period, Company has attained the Target Expenditures and attained and maintained the Target Employment and maintained its manufacturing/distribution operations in the Facility at all times since the execution hereof and Company certifies such to the Partnership at the end of the Certification Period, the Company shall be entitled to retain the Inducements paid and the Inducing Parties shall repay to the Company the Interim Expenditures Repayment Amount and Interim Employment Repayment Amount paid by the Company to the Inducing Parties. Subject to the following proviso, if at the conclusion of the Certification Period, Company has failed to reach the Target Expenditures or to reach and maintain Target Employment or to continuously maintain a manufacturing/distribution operation in the Facility, the Company shall repay the filll amount of the Inducements paid to the Company to the Inducing Parties without demand. However, if at the conclusion of the Certification Period, Company has at all times maintained a manufacturing/distribution operation in the Facility and Company has achieved any portion less than one hundred percent (100%) of Target Expenditures or Target Employment, then the repayment shall be the same percentage of the total

Inducements of $2,450,000.00 as the larger percentage of Company’s unfulfilled obligations as measured by comparing the ratios of (i) actual capital expenditures to the Target Expenditures and (ii) actual permanent, full-time employment to the Target Employment. Any repayments made pursuant to the terms of this Paragraph 3 shall be without interest prior to its due date and shall represent the Inducing Parties’ sole and exclusive remedy hereunder. The certification to be furnished by Company hereunder shall be signed and verified by an officer of Company and by an independent certified public accounting firm.

5.     Except as herein amended the Agreement is hereby ratified and affirmed and shall continue in full force and effect.

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IN WITNESS WHEREOF, the parties have hereunto affixed their hands to multiple counterpart originals which collectively shall constitute a single instrument effective as of the day and year first written above.

THE CAROLINAS GATEWAY PARTNERSHIP, INC.

	BY:	/s/ John Gessaman
ATTEST:		President

Secretary

(CORPORATE SEAL)

NASH COUNTY

	BY:	/s/ Robbie B. Davis
Chairman of Commissioners
ATTEST:

/s/ Wayne Moore
Nash Clerk

(CORPORATE SEAL)

THE CHEESECAKE FACTORY BAKERY INCORPORATED

	BY:	/s/ Max Byfuglin
ATTEST:		President

/s/ Debby Zurzolo
Secretary

(CORPORATE SEAL)

NASH COUNTY BUSINESS DEVELOPMENT AUTHORITY

BY:
ATTEST:		President

Secretary

(CORPORATE SEAL)

THE CITY OF ROCKY MOUNT, NORTH CAROLINA

	BY:	/s/ David W. Combs
ATTEST:		Mayor
/s/ Jean M. Bailey
City Clerk

(CORPORATE SEAL)

STATE OF CALIFORNIA

COUNTY OF LOS ANGELES

I,                                                , a Notary Public of the State and County aforesaid, certify that                                              personally came before me this day and acknowledged that          he is President of THE CHEESECAKE FACTORY BAKERY INCORPORATED, a                                                 corporation, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its                                        President, sealed with its corporate seal, and attested by                                       self as its                                       Secretary.

Witness my hand and official stamp or seal, this            day of                                             , 2010.

please see attached
Notary Public

My commission expires:

(NOTARY SEAL)

State of California	)
)ss.
County of Los Angeles	)

On December 20, 2010, before me, AsaIly Adib-Samadian, Notary Public, personally appeared Max Byfuglin who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

Witness my hand and official seal.
ASALLY ADIB-SAMADIAN
Commission # 1904060
Notary Public - California
Los Angeles County
My Comm Expires Oct 12, 2014	/s/ Asally Adib-Samadian
Notary Public

(Seal above)

STATE OF NORTH CAROLINA

COUNTY OF NASH

I, Marianne J. Taylor, a Notary Public of the State and County aforesaid, certify that John Gessaman personally came before me this day and acknowledged that       he is President of THE CAROLINAS GATEWAY PARTNERSHIP, INC., a North Carolina non-profit corporation, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its                        President, sealed with its corporate seal, and attested by              self as its                    Secretary.

Witness my hand and official stamp or seal, this 9th-day of November, 2010.

/s/ Marianne J. Taylor
Notary Public

My commission expires:	3-31-2014
Marianne J. Taylor
Notary Public
(NOTARY SEAL)	Edgecombe County, NC

STATE OF NORTH CAROLINA

COUNTY OF NASH

I, Janice Evans, a Notary Public of the State and County aforesaid, certify that Wayne Moore personally came before me this day and acknowledged that        he is                           Clerk of the Board of Commissioners of NASH COUNTY, a body politic of the state of North Carolina, and that by authority duly given and as the act of the said Nash County, the foregoing instrument was signed in its name by the Chairman of its Board of Commissioners, sealed with its corporate seal, and attested by himself as its                       Clerk.

Witness my hand and official stamp or seal, this 2nd day of November, 2010.

/s/ Janice Evans
Notary Public

My commission expires:	9-18-2015

(NOTARY SEAL)

JANICE EVANS

NOTARY PUBLIC

HALIFAX COUNTY, N.C.

STATE OF NORTH CAROLINA

COUNTY OF

I,                                                                      , a Notary Public of the State and County aforesaid, certify that                                     personally came before me this day and acknowledged that he is                                    Secretary of NASH COUNTY BUSINESS DEVELOPMENT AUTHORITY, a North Carolina non-profit corporation, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its                                                 President, sealed with its corporate seal, and attested by                                         self as its                                                                 Secretary.

Witness my hand and official stamp or seal, this                           day of                                , 2010.

Notary Public

My commission expires:

(NOTARY SEAL)

STATE OF NORTH CAROLINA

COUNTY OF NASH

I, Pamela O. Casey, a Notary Public of the State and County aforesaid, certify that Jean M. Bailey personally came before me this day and acknowledged that she is City Clerk of CITY OF ROCKY MOUNT, NORTH CAROLINA, a North Carolina municipal corporation, and that by authority duly given and as the act of the said City, the foregoing instrument was signed in its name by the Mayor, sealed with its corporate seal, and attested by herself as its City Clerk.

Witness my hand and official stamp or seal, this 9th day of November, 2010.

/s/ Pamela O. Casey
Notary Public

My commission expires:	1-31-2015

(NOTARY SEAL)

PAMELA O. CASEY

NOTARY PUBLIC

NASH COUNTY, NC